June 13, 2005

Owen Pinkerton, Esq.,
      Securities and Exchange Commission,
           100 F Street, N.E.,
                Washington, D.C. 20549.

Re:	IntercontinentalExchange, Inc.—Form S-1 (File No.333-123500)

Dear Mr. Pinkerton:

                     On behalf of our client, IntercontinentalExchange, Inc. (the “Company”), we enclose herewith Amendment No. 3 (“Amendment No. 3”) to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) and the Company’s responses to the staff’s comment letter (the “Comment Letter”) dated June 3, 2005 concerning the Company’s Registration Statement. Except as otherwise noted in this letter, the information provided in response to the Comment Letter has been supplied by the Company, which is solely responsible for it. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in Amendment No. 3.

                     To facilitate the staff’s review, we have included in this letter the captions and numbered comments in bold text and have provided the Company’s responses immediately following each numbered comment. References to page numbers herein are references to page numbers in Amendment No. 3.

General

1.	We note your response to comment 4. With respect to your Black Box argument, please specify the number of institutional accredited investors that will approve the recapitalization and confirm that, other than QIBs, there will be no other voting investors.

            Response

IntercontinentalExchange, Inc.

The Company advises the staff that it expects the recapitalization to be approved by QIBs and three institutional accredited investors by written consent. No other investors have been solicited to vote on or approve the recapitalization.

2.	We note your response to comment 3 and your updated disclosure on page 2. Comparing the number of contracts traded during April 2005 as compared to the number of contracts traded in April 2004 does not directly address the question of how the closing of the open outcry floor has affected your operations. In this vein, we note that you experienced significant increases during 2004 and the first quarter of 2005 in the number of contracts traded, revenues and net income. The fact that trading volume in April 2005 was slightly lower than trading volume in April 2004 suggests that you may have experienced a significant decrease in your trading volume as compared to more recent months. Please revise to also include a comparison of trading volume during April and May 2005 as compared to recent months.

Response

In response to the staff’s comment, the Company has expanded the disclosure related to the impact that the closure of the open-outcry trading floor has had on the Company’s operations, including specifically a comparison of trading volume during April and May 2005 as compared to recent months. See pages 2 and 45 of the prospectus.

Risk factors, page 12

3.	Please include a risk factor in the “Risks Relating to this Offering” subsection that discloses that each of the managing underwriters have interests in the offering beyond customary underwriting discounts and commissions. In particular, please discuss the stock ownership of the managing underwriters and their participation as selling stockholders in the offering.

Response

The Company has included a risk factor describing the interests of the managing underwriters as requested by the staff. Please see page 28 of the prospectus.

Our business may be harmed by computer and communications systems failures and delays, page 22.

4.	We note your response to comment 23. Please disclose, if appropriate, the risk that the successful migration of your business to electronic trading may be impacted by recent and future suspensions of trading on the IPE as a result of technical problems.

Response

IntercontinentalExchange, Inc.

The Company’s platform historically has experienced relatively minimal downtime. Specifically, the platform was fully operational for 99.97% and 100.0% of 2004 and the quarter ended March 31, 2005, respectively. However, as described in greater detail in the prospectus on pages 25 to 26, from time to time disruptions to trading on the platform may occur for a variety of reasons. As noted by the staff, trading on the Company’s platform has been temporarily suspended twice in recent months. On April 7, 2005, trading in the Company’s Brent Crude and Gas Oil markets was disrupted due to the input of an erroneous anchor price by one of the Company’s employees. In response to this error, the Company immediately closed the affected markets, with all other markets remaining open and active. When the error was corrected, the markets were then restarted, resulting in a disruption of less than one hour. In response to this incident and to prevent future occurrences of this type, the Company has added functionality to the technology supporting the platform designed to limit the reoccurrence of such an error. On May 16, 2005, following a large-scale software upgrade to all of the Company’s servers during the prior weekend, participants in certain of its markets experienced slower response time and delays in trade execution and processing. To maintain fair and orderly markets, the Company halted trading in all of the Company’s markets until the problem with the software code was resolved. Trading was then resumed in an orderly manner. This outage lasted less than one hour.

The Company believes that the risks associated with operating electronic trading markets are adequately disclosed in the prospectus, particularly in the risk factor “Our business may be harmed by computer and communications systems failures and delays” on page 25. However, in response to the staff’s comment the Company has revised its disclosure in the risk factor “We may lose trading volume in our futures business following the closure of our open-outcry trading floor” on pages 16 to 17 to emphasize that its ability to maintain market share and liquidity in its futures markets may be impaired in the event of any technical problems or failures associated with its platform.

Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 40.

5.	We refer to your statement on page 44 that you expect the transition to a solely electronic trading platform will attract new participants to your platform. In light of the fact that, even prior to the closure of the open outcry platform, you offered electronic contracts in all the markets that you currently offer, it is not clear why new participants would be attracted by virtue of the closure of open outcry.

Response

The Company advises the staff that it continues to expect that the closure of its open-outcry trading floor and the transition of its futures markets to exclusive electronic trade execution will attract new participants to its platform principally due to the consolidation of liquidity within one execution venue. Prior to the closure of its trading floor, liquidity in the Company’s futures markets was divided between the

IntercontinentalExchange, Inc.

open-outcry trading floor and the electronic platform. As discussed elsewhere in the prospectus and in the Company’s response to the staff’s comment no. 13 included in its letter dated April 21, 2005, certain types of market participants (particularly hedge funds and proprietary trading firms) that only trade electronically have in the past been unwilling or unable to trade energy commodity futures, which historically have traded on open-outcry exchanges. Although the Company offered electronic trading in each of its futures contracts prior to the closure of the open-outcry trading floor, and believes that it attracted new participants on that basis, liquidity in its electronic futures markets was limited in comparison to the liquidity that is now available in the Company’s electronically traded contracts. The Company believes that its futures markets will continue to become more liquid and transparent as liquidity is fully consolidated in its electronic marketplace. In addition, and to the extent the Company’s markets are more liquid, additional participants that prefer to trade electronically in other types of markets (i.e., equity, fixed income or non-energy commodities) may be more interested in trading energy commodity futures.

The Company has revised the disclosure to clarify this point. See page 45 of the prospectus.

Three Months Ended March 31, 2005 Compared to Three Months Ended March 31, 2004, page 62.

6.	Please revise your explanation of the decrease in transaction fees derived from trading in global oil contracts, as it may be confusing to an investor.

Response

The Company has revised the disclosure as requested by the staff. See page 65 of the prospectus.

Business, page 86

Our Participant Base, page 113

7.	We note your response to comment 39. Specifically, you stated that the FSA requires that you maintain the confidentiality of each member, “except as otherwise required by law.” Item 101(c)(vii) of Regulation S-K requires the identification of all material customers of the company, or customers that comprise at least 10 percent of the company’s revenues. Please tell us why you do not believe that FSA’s qualification quoted above would not apply to this requirement.

Response

IntercontinentalExchange, Inc.

The Company has obtained the consent of the member to disclosure of its identity and has revised the disclosure to identify the member in response to the staff’s comment. See page 114 of the prospectus.

Certain Relationships and Related Transactions, page 140

8.	We note that you paid $500,000 in financial advisory fees to Morgan Stanley in the current fiscal year. Please tell us what services were provided by Morgan Stanley. To the extent the services relate to this offering, please tell us why you have not disclosed them as underwriting compensation.

Response

In the current fiscal year, the Company has paid Morgan Stanley $500,000 in financial advisory fees in connection with the Company’s assessment of strategic opportunities. These financial advisory fees were unrelated to this offering. Effective June 10, 2005, the Company has terminated this agreement.

Principal and Selling Shareholders, page 147

9.	Please identify, by footnote, the selling shareholders that are broker-dealers or affiliates of broker-dealers.

Response

As requested by the staff, the Company has identified by footnote the selling shareholders that are affiliates of broker-dealers. See pages 150 to 152 of the prospectus. The Company advises the staff that none of the selling shareholders included in the table of principal and selling shareholders on pages 150 to 151 of the prospectus are themselves broker-dealers.

Underwriting, page 161

10.	Tell us whether you or the underwriters have any arrangements with a third party to host or access your preliminary prospectus on the Internet. If so, identify the party and the website, describe the material terms of your agreement and provide us with a copy of any written agreement. Also, provide us with copies of all information concerning your company or prospectus that has appeared on their web site. If you subsequently enter into any such arrangements, please supplement your response.

Response

Neither the Company nor any of the underwriters have any arrangements with a third party to host or access the preliminary prospectus on the internet, other than in connection with plans to conduct an internet roadshow through Yahoo! Inc. (www.netroadshow.com). While Morgan Stanley has contracted with this service

IntercontinentalExchange, Inc.

provider to conduct an internet roadshow, the purpose of this contract is not specifically to host or access the preliminary prospectus. The primary purpose of the internet roadshow is to provide access to the roadshow to institutional investors who cannot, or elect not to, attend roadshow meetings in person. As part of the electronic roadshow process, an electronic version of the preliminary prospectus, identical to the copy filed with the Commission and distributed to live attendees, is required to, and will, be made available on the web site. Yahoo! Inc. has informed the underwriters that they conduct internet roadshows in accordance with the Private Financial Network No-Action Letter, received from the Commission on March 12, 1997, and subsequent no-action letters from the Commission with respect to virtual roadshows.

11.	We note your response to comment 57. Please revise to clarify whether the expense figure provided includes the expenses to be paid by the selling stockholders for their counsel and transfer taxes.

Response

As requested by the staff, the Company has revised the disclosure to clarify that the expense figure provided does not include the expenses to be paid by the selling shareholders for their counsel and transfer taxes. See page 167 of the prospectus.

* * * *

           Any questions or comments with respect to the Registration Statement may be communicated to the undersigned at (212) 558-4175. Please send copies of any correspondence relating to this filing to Catherine M. Clarkin by facsimile to (212) 558-3588 with the original by mail to Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004.

Very truly yours,

Catherine M. Clarkin

cc:	Johnathan H. Short
(IntercontinentalExchange, Inc.)

David B. Harms
David J. Gilberg
(Sullivan & Cromwell LLP)

IntercontinentalExchange, Inc.

William F. Gorin
(Cleary Gottlieb Steen & Hamilton LLP)